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Lindner Asset Management, Inc. believes that value investing provides the best long-term opportunities for asset growth.

Lindner's managers look for value in companies whose shares are priced below what analysis indicates they are worth at the present time.

The Lindner objective is to identify undervalued situations, invest in the equities at reasonable prices, and stay with the investment until it reaches its true worth.

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